UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2011

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 576-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 11, 2011, Radiant Systems, Inc., a Georgia corporation (the “Company”) and NCR Corporation, a Maryland corporation (“NCR”), issued a joint press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing a planned tender offer by Ranger Acquisition Corporation, a Georgia corporation and a wholly-owned subsidiary of NCR (“Purchaser”), to purchase all shares of outstanding common stock, no par value, of Radiant, to be commenced pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated July 11, 2011, by and among NCR, Purchaser and Radiant.

In addition, on July 11, 2011, the Company and NCR provided supplemental information regarding the Company and the transactions contemplated by the Merger Agreement in connection with a joint presentation and a conference call with analysts and investors. A copy of the presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

NOTICES

Important Information about the Tender Offer

The tender offer described herein has not yet commenced, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, NCR will cause Purchaser to file a tender offer statement on Schedule TO with the SEC. Investors and Radiant Systems shareholders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 that will be filed by Radiant Systems with the SEC, because they will contain important information. These documents will be available at no charge on the SEC’s website at www.sec.gov. A copy of the tender offer statement and the solicitation/recommendation statement will be made available free of charge to all shareholders of Radiant Systems, Inc. at www.radiantsystems.com or by contacting Radiant Systems, Inc. at 3925 Brookside Parkway, Alpharetta, Georgia 30022, Attn: Investor Relations Director, (770) 576-6000.

Statement on Cautionary Factors

Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “future”; “anticipate”; “potential”; “believe”; or similar statements are forward-looking statements. Risks and uncertainties include uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Radiant Systems shareholders will tender their stock in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, business partners or governmental entities; as well as risks detailed from time to time in Radiant Systems’ public disclosure filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, subsequent quarterly filings on Form 10-Q and the solicitation/recommendation statement to be filed in connection with the tender offer. The information contained herein is as of July 11, 2011. Radiant Systems disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the period covered by this report or otherwise, except as expressly required by law. Copies of Radiant Systems’ public disclosure filings are available from its investor relations department.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release issued by Radiant Systems, Inc. and NCR Corporation on July 11, 2011

99.2	Investor Presentation, dated July 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Systems, Inc.

July 11, 2011	By:	/s/ John H. Heyman
		Name:	John H. Heyman
		Title:	Chief Executive Officer

EXHIBIT INDEX

99.1	Joint Press Release issued by Radiant Systems, Inc. and NCR Corporation on July 11, 2011

99.2	Investor Presentation, dated July 11, 2011